Exhibit 10.1
------------



                               THE KALAMAZOO GRILL
                               -------------------
                2004 Distributor Agreement (Canada) - #
                                                       ----------


This Agreement dated for reference May 1, 2004, between Quadrant Manufacturing, Inc. (dba The Kalamazoo Grill) of Kalamazoo, Michigan hereinafter referred to as "Supplier," and Europa Trade Agency Ltd., of Vancouver, Canada, hereinafter referred to as "Distributor."

                                     RECITAL
                                     -------

Supplier is engaged in the business of manufacturing and marketing stainless steel outdoor barbecue grills and accessories ("grills") and wishes to appoint Distributor as the exclusive distributor and representative of its products in Canada, subject to certain exclusions.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

                                TERMS AND PAYMENT
                                -----------------

          1. Supplier will provide grills to Distributor at wholesale pricing as listed in the Pricing Addendum to this Agreement. Distributor will also be placing orders as a representative of Supplier on a commission basis as set out below.

          2. The term of this Agreement will commence on the date first hereinbefore written. Either party may terminate this Agreement upon 6 months' prior written notice after February 11, 2006.

          3. The Distributorship may be terminated by mutual written consent at any time.

          4. Distributor will endeavour to purchase an annual minimum of US$50,000 wholesale volume, any grills of Distributor's choosing, as listed in the attached Pricing Addendum pursuant to a Purchase Order to be executed at the time of execution of this Agreement.

          5. Full Payment will be made by Distributor to Supplier prior to shipping; payment can also be made through an authorized third party floor-plan finance source acceptable to Supplier (Textron or Cantrex). Acceptable forms of payment (other than floor-plan financing) will be by company check, wire transfer, or credit card.

          6. Grills will be shipped from Supplier's factory in Kalamazoo, Michigan. It is anticipated that Supplier will pay shipping on orders over US$50,000, that on orders over US$30,000 Distributor will pay US$75 per unit shipping cost to US/Canada border (with all additional shipping to be paid by Distributor or end customer, as appropriate), and that on other orders shipping will be on a collect or pre-paid basis. The parties agree to discuss shipping costs associated with large but split orders on a case-by-case basis.




Rev. 05/09/03                                                               1

          7. Supplier reserves the right to alter pricing as may become necessary. Distributor will be given 30 days' notice of such changes. Distributor may order additional grills at the former posted pricing during that 30-day period.

          8. Supplier will pay Distributor a commission of 7% of the purchase price (exclusive of taxes and shipping costs) on any sales made into or emanating from Canada made at wholesale prices, and a 10% commission on full-priced sales. No commission is payable in relation to Supplier's agreement with HomeSense, Canada.

                                    MARKETING
                                    ---------

          9. Distributor will ensure that a minimum of one Kalamazoo Grill is prominently displayed within each retail establishment carrying Supplier's products.

          10. Supplier will provide point of sale materials, in quantities mutually agreed-to between Supplier and Distributor;

          11.  Distributor   will  ensure  that  point  of  sale  materials  are
               displayed prominently;

          12. Supplier offers placement of Distributor's various Canadian retail outlets listed on a special page for Canadian Dealers listed on Supplier's Internet site;

          13. Supplier will grant Distributor private access to pertinent information through unique log-in to Supplier's Internet site;

          14. All Distributor advertised pricing, regardless of media, must remain at or above the current posted Manufactures Suggested Retail Price in equivalent USD based on current exchange rates, as listed on Supplier's Internet site, www.kalamazoogrill.com;

          15. Subject to the payment by Supplier to Distributor of commissions hereinbefore described, Supplier reserves the right to retail product directly to any market or individual not covered by an exclusivity clause.

          16.  Distributor agrees not to seek customers outside Canada.

                                   EXCLUSIVITY
                                   -----------

          17. From the date of this Agreement until its termination, Distributor will be Supplier's exclusive distributor in relation to all sales of Kalamazoo Grills into or emanating from Canada, excluding sales made in relation to Supplier's existing agreement with HomeSense, Canada for certain, limited product lines. Supplier will advise Distributor of these product lines and will attempt to differentiate Distributor's product lines from those of HomeSense. Supplier reserves the right to review and renegotiate Distributor's exclusivity upon 30 days' prior written notice to Distributor, subject to a review of Distributor's performance in the exclusive market area.




Rev. 05/09/03                                                               2

          18. Supplier will forward to Distributor all leads emanating from Canada.

          19. Exclusivity will apply only to Kalamazoo Grill branded core product line grills.

          20. Third-party licensing arrangements may preclude exclusivity on some grill models.

                                    WARRANTY
                                    --------

          21. Supplier will offer to Distributor and to Distributor's customers a written Warranty:

          22. Lifetime on all Stainless Steel Parts, 15 years on Castings, 5 years on Burners and Fittings.

          23. Kalamazoo warrants that its products will be of merchantable quality.

                                   TERMINATION
                                   -----------

          24. Supplier reserves the right to terminate this Agreement upon 30 days' prior written notice upon Distributor's unremedied breach of any term of this Agreement.

          25. If Distributor desires to terminate this agreement prior to expiration date, Distributor will make immediate payment in full for any open balance due to Supplier.

          26. In the event of termination of this Agreement by Supplier, Supplier will only deliver pending orders for which payment has been received.

          27. In the event of termination, Distributor will forthwith return any and all point of sale materials to Supplier.

          28. No product may be returned by Distributor to without prior written agreement and will be subject to attached Return Policy.

          29.  The   parties'   obligations,   including   payment   of  accrued
               commissions for any sales made during the term hereof, will survive termination.

                              LIABILITY OF SUPPLIER
                              ---------------------

          30. Supplier will not be liable for any damages caused by undue delay in production or shipping hereunder arising from any cause beyond the reasonable control of Supplier, or as a result of strikes, work stoppages, or acts of God. All reasonable attempts will be made by Supplier to advise Distributor in advance of any such potential delays.

          31. Supplier will not be liable for breach of warranty, express or implied, including without limitation, any warranties of merchantability or fitness, nor for negligence in respect to any performance by Supplier pursuant to this Agreement. Supplier will



Rev. 05/09/03                                                               3
               in no event be liable for incidental, special or consequential damages, unless otherwise expressly agreed to in writing.

          32. In no event will Supplier's liability for any products or services performed hereunder exceed the amount of money paid by Distributor to Supplier for said product.

                              TERMS TO BE EXCLUSIVE
                              ---------------------

          33. The entire agreement between the parties with respect to the subject matter hereunder is contained in this Agreement;

          34. Except as herein expressly provided to the contrary, the provisions of this Agreement are for the benefit of the parties hereto solely and not for the benefit of any other person, persons, or legal entities.

                         WAIVER OR MODIFICATION OF TERMS
                         -------------------------------

          35. No waiver, alteration, or modification of any of the provisions of this Agreement will be binding unless in writing and signed by a duly authorized representative of Supplier and Distributor.

                                   ASSIGNMENT
                                   ----------

          36. Assignment of this Agreement by Distributor without written consent of Supplier will be void.

                                 WRITTEN NOTICE
                                 --------------

          37. All communications regarding this Agreement should be sent to Supplier at P.O. Box 50924 2101 N. Pitcher St., Kalamazoo, MI 49007;

          38. Any written notice hereunder will become effective as of the date of mailing by registered or certified mail, and will be deemed sufficiently given if sent to the addressee at the address stated in this agreement or such other address as may hereafter be specified by notice in writing.

                                  MISCELLANEOUS
                                  -------------

          39. This agreement will be governed by and construed according to the laws of the State of Michigan;

          40. Any disputes arising out of this agreement will be resolved under a jurisdiction of the State of Michigan;

          41. Subject to the provisions as to assignment, the agreements, conditions, and provisions contained will apply to and bind the heirs, executors, administrators, successors, and assigns of the parties to the terms of this agreement.




Rev. 05/09/03                                                              4

          42.  This Agreement will not be deemed complete without the following:

          Pricing
          Addendum Credit Application
          Return Policy
          Distributor Profile
          Minimum Purchase Order

          43. No Distributor order will be accepted or acted upon until Credit Application and this Agreement has been reviewed, approved and returned to Distributor by Supplier.

          44. This Agreement supercedes and replaces any previous written or oral Agreements between the two parties undersigned.



SUPPLIER:
QUADRANT MANUFACTURING, INC.
(DBA THE KALAMAZOO GRILL)

                                        By  /s/ Geoffrey Bullard
                                          --------------------------------------

                                        Geoffrey Bullard, Chmn./CEO
                                        -----------------------------------
                                        Print name and title

                                        2101 N. Pitcher St.
                                        -----------------------------------
                                        Street Address

                                        Kalamazoo, MI 49007
                                        -----------------------------------
                                        City, State, Zip

                                        (616) 342-8777
                                        -----------------------------------
                                        Telephone Number

DISTRIBUTOR:
EUROPA TRADE AGENCY, LTD.


                                        By  /s/ Thomas D. Lamb
                                          --------------------------------------

                                        Thomas D. Lamb, President
                                        -----------------------------------
                                        Print name and title

                                        3715 West 14th Avenue
                                        -----------------------------------
                                        Mailing Address

                                        Vancouver, British Columbia, Canada
                                        V6R 2W8
                                        -----------------------------------
                                        City, State, Zip

                                        604-801-6110
                                        -----------------------------------
                                        Business Telephone Number



Rev. 05/09/03                                                               5